Exhibit 99.1

Powering the Physical Layer of the AI Economy Company Presentation July 2026 OTCQX: CNTM

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are based on current expectations, estimates, and projections about the industry and markets in which ConnectM Technology Solutions, Inc. (“ConnectM” or the “Company”) operates, as well as management’s beliefs and assumptions. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the Company’s future financial performance, growth strategy, market opportunity, product development, regulatory outlook, proposed uplisting to a national securities exchange, and potential acquisitions or other strategic transactions. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied by these forward-looking statements due to various factors, including, but not limited to, risks described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, ConnectM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Safe Harbor Statement Non-GAAP Financial Measures Powering the Physical Layer of the AI Economy 2 This presentation may include certain non-GAAP financial measures. These measures should be considered in addition to, but not as a substitute for, financial information prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are available in the Company’s SEC filings.

Who Are We? Powering the Physical Layer of the AI Economy 3 ConnectM is a technology company powering the physical layer of the AI economy. We bring AI to two large, physical markets, logistics and energy infrastructure with a built-in channel that carries both into U.S. defense and government, all on one shared data engine.

Financial Momentum Powering the Physical Layer of the AI Economy 4 $35.8M in FY2025 revenue, with the three things investors want happening at once, on an already-repaired balance sheet. TOP LINE GROWING +58% YoY revenue growth; ~106% four-year CAGR MARGINS EXPANDING +600 bps gross margin to 32%; gross profit up 93% LOSSES SHRINKING −29% net loss improved to $16.1M from $22.5M Balance sheet, with ~$22M of stockholders’ equity and a management team that owns 20%+ of common

Our businesses collect 30GB+ of data daily, serve 30K+ homes and process 17K+ last mile deliveries per month Powering the Physical Layer of the AI Economy 5 AI infrastructure footprint Logistics footprint Distributed energy footprint

6 Revenue Trajectory: Consistent YoY Growth ~106% CAGR (2021–2025) 2021 2022 2023 2024 2025 0 5 10 15 20 25 30 35 40 2 6 12 23 36 Powering the Physical Layer of the AI Economy

7 Blue Cloud Share-Swap: Capital-Efficient India Exit Exchanged ConnectM’s interest in its India operating subsidiaries for 160M newly issued Blue Cloud Softech shares ~17.3% POST-ISSUE STAKE 160M newly issued Blue Cloud shares ~$35M MARKET VALUE OF SECURITIES 160M Blue Cloud shares at current market 30+ GB/day FLEET DATA RIGHTS PRESERVED data licensing keeps AI thesis intact Productive Asset Upgrade Trades illiquid India PP&E and land for liquid, publicly listed equity, with no cash outlay. Operations Simplified Removes India operating complexity, sharpening ConnectM’s U.S. focus. India Upside Preserved Keeps India growth exposure plus the fleet data that feeds ConnectM’s AI engine. Powering the Physical Layer of the AI Economy Securities market value and equity figures are estimates; market value reflects 160M Blue Cloud shares at recent prices.

Balance Sheet Turnaround Complete From a ~$24M stockholders' deficit to ~$22M of pro forma equity, clearing the national exchange listing threshold FY2024 Q1 2026 Pro Forma¹ $(23.8)M $2.0M $22.1M Total Stockholders’ Equity ¹ Pro forma total stockholders' equity as of June 30, 2026, giving effect to the Blue Cloud Softech share exchange, the acquisition of Harry Kahn Associates, Inc., and the conversion of certain convertible notes; pro forma as adjusted for the proposed offering would be approximately $32.1M. Blue Cloud transaction closed in June 2026. Powering the Physical Layer of the AI Economy 8

Powering the Physical Layer of the AI Economy 9 Experienced Management Team Bhaskar Panigrahi Chairman & CEO Nayeem Hussain President Bala Padmakumar Vice-Chairman & Office of Technology Ryan Fant EVP, Head of Global Ops Mahesh Choudhury SVP, Finance & Compliance Kevin Stateham SVP, Business Development Tom Judge Head of DeliveryCircle Caleb Arthur Head of Solar and Battery Technology

Worldclass Board of Directors Seasoned board members with operations, deep capital markets, technology, and energy infrastructure experience Gautam Barua Board Member Growth and M&A leader with decades of experience scaling infrastructure and software businesses. Harvard MBA. Stephen Markscheid Board Member Corporate finance professional with 30+ years with global experience in the solar and energy industries. Columbia MBA. Kathy Cuocolo Board Member Longtime executive and investor with extensive energy industry experience. CPA holder and Chair of ConnectM’s Audit Committee. Powering the Physical Layer of the AI Economy 10

Market Opportunity: Two Large, Growing Markets Our two platforms address large, U.S.-centered markets riding the digitalization of logistics and electrification AI Infrastructure Platform (hardware revenue) $28B+ U.S. market today Heat pumps ~$14.6B + battery storage ~$13.8B Riding trend towards direct current (DC), electrification, AI data centers AI-Powered Logistics (software revenue) $150B → $300B Global last-mile delivery market, today → 2030 Growing as same-day B2B delivery demand accelerates. Powering the Physical Layer of the AI Economy 11 AI Tailwind: The AI build-out strains the grid, driving demand for distributed-energy hardware and grid services, and accelerates the on-demand economy behind last-mile logistics. Both of ConnectM's platforms ride it.

One Data Engine, One Defense Channel Powering the Physical Layer of the AI Economy 12 ONE AI & DATA ENGINE Shared AI models and software, plus 30+ GB/day of operating data from both platforms, powering remote asset and fleet management, grid services, and new high-margin data products. STRATEGIC DISTRIBUTION ADVANTAGE Government & Defense (HKA): A Built-In Channel into U.S. Defense A ready-made route to market for both platforms: 80-year defense pedigree · NAVAIR partner since 1976 · Prime ties to Boeing, Northrop Grumman & Lockheed Martin Two platforms, AI-Powered Logistics and AI Infrastructure, share one AI and data engine and one built-in channel into U.S. defense.

AI-Powered Logistics Longstanding B2B customers Uber + FedEx functionality; 20% transaction fee ~$12M FY2025 revenue; positive segment EBITDA Powering the Physical Layer of the AI Economy 13 Asset-lite platform enables 17K+ deliveries per month

Last-Mile Delivery Is the Biggest Supply-Chain Cost At ~41% of total supply-chain cost, last-mile is the single largest line item, and exactly where DeliveryCircle drives savings. 13% 20% 16% 41% 11% Warehousing Sorting Parceling Last-mile delivery Remaining supply-chain cost Beachhead market Source: Capgemini Research Institute Powering the Physical Layer of the AI Economy 14

Customer: Large Tire Distributor | Decios Platform | Last-Mile Tire Distribution From parcel dependency to a managed last-mile network Same-Day THE CHALLENGE Move high-volume, bulky tire shipments from distribution centers to installers and dealers, without slow, costly parcel carriers. Decios THE SOLUTION A virtual dedicated network of regional carriers and independent partners, with real-time dispatch, tracking, and proof of delivery. Lower Cost THE RESULT A shift from parcel shipping to a managed, technology-driven network, with faster speed, more flexibility, and better unit economics. A repeatable last-mile model: faster delivery and lower cost for high-volume B2B shippers. Last Mile Logistics Case Study Powering the Physical Layer of the AI Economy 15

AI-Powered Infrastructure World-leading efficiency heat pump Virtual Power Plant (VPP) & Distributed Energy tech ~$24M FY2025 revenue; 200% heat pump business growth Powering the Physical Layer of the AI Economy 16 Proprietary battery tech

AI Infra Beachhead: Distributed Energy & VPP Thousands of distributed energy devices, orchestrated by software to act as one flexible, grid-connected power resource Aggregate Pool solar, battery, and heat pump assets across thousands of businesses into one fleet. Orchestrate AI software dispatches that fleet in real time, shifting load and storage to support the grid when demand spikes or prices move. Monetize The fleet earns recurring grid-services revenue, while every connected device feeds operating data back to the AI engine. Powering the Physical Layer of the AI Economy 17

ConnectM

Battery IP & VPP Traction

Two proprietary battery platforms, now proven at utility scale in a live Illinois VPP.

PROPRIETARY IP

Hi-C, High-Power Hybrid Storage

Millisecond response for data centers and critical infrastructure where power quality is mission-critical.

Hi-E, Long-Duration LFP Storage

Load-leveling and VPP-ready storage for residential and commercial, the backbone of distributed energy.

TRACTION, ILLINOIS' FIRST UTILITY-SCALE RESIDENTIAL VPP

$14M of home batteries, controlled as a single dispatchable grid asset

2,000 Tesla Powerwalls owned by Sun Solar, installed across central and southern Illinois and aggregated by ConnectM into one dispatchable resource.

2,000	27 MWh	20 MW	< 2s
POWERWALLS ONLINE	FLEET CAPACITY	PEAK DISPATCH	GRID RESPONSE

Operational today · No new infrastructure required · Zero-carbon

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$4.3M in orders from two multi-billion-dollar distributors Keen Heat Pump The world’s most efficient heat pump with native VPP capability Powering the Physical Layer of the AI Economy 19 World-leading efficiency the most efficient heat pump on the market Native VPP capability every unit is grid-interactive from day one, no retrofit

Case Study – AI Infrastructure Unit Economics Solar, home battery, and AI-powered heat pump installations give us unique insights for our platform One platform, multiple sales and data-collection opportunities ~$25K HEAT PUMP JOB HVAC providers sell the AI-enabled Keen Heat Pump, the most efficient cold-weather unit on the market. ~$75K COMPLETE HOME VPP Cross-sell solar + battery to the same customer at the same acquisition cost, roughly a 3x larger job. Recurring DATA + GRID SERVICES Every install becomes a grid-interactive asset, training our AI models and seeding future products. Steady CAC 4X LTV through cross-selling platform with a 15% attachment rate Powering the Physical Layer of the AI Economy 20

One Engine integrates operating data from both platforms into new high-margin products & services Data/AI Flywheel More Data Better AI models More Customer Value Increased 30+ GB/day from energy assets Adoption & last-mile deliveries AI infrastructure cybersecurity Data-driven actuarial advantage for warranty/insurance layer Powering the Physical Layer of the AI Economy 21

ConnectM

Public Comps

Selected public companies across ConnectM's two growth platforms: AI-powered Logistics & AI Infrastructure

Company	Ticker	Segment Relevance	Market Cap	EV	CY 2026E Revenue	Gross Margin	EV / Revenue
Samsara	IOT	AI-powered logistics: fleet ops software	$21,640	$21,490	$2,010	77%	10.7 x
Descartes Systems	DSGX	AI-powered logistics: logistics & routing SaaS	$6,477	$6,114	$803	66%	7.6 x
Manhattan Associates	MANH	AI-powered logistics: supply-chain SaaS	$9,950	$9,817	$1,153	56%	8.5 x
DoorDash	DASH	AI-powered logistics: last-mile delivery	$85,192	$83,904	$17,630	51%	4.8 x
		Mean	***$30,815***	***$30,331***	***$5,399***	***62%***	***7.9 x***
		Median	***$15,795***	***$15,654***	***$1,582***	***61%***	***8.1 x***
Enphase Energy	ENPH	AI Infra: solar inverters & storage	$4,787	$4,258	$1,193	47%	3.6 x
Generac Holdings	GNRC	AI Infra: generators & storage	$11,515	$12,573	$4,929	38%	2.6 x
Lennox International	LII	AI Infra: AI heat pumps	$18,935	$20,842	$5,625	33%	3.7 x
Vertiv Holdings	VRT	AI Infra: data-center power	$103,540	$104,655	$13,882	36%	7.5 x
		Mean	***$34,694***	***$35,582***	***$6,407***	***39%***	***4.3 x***
		Median	***$15,225***	***$16,708***	***$5,277***	***37%***	***3.6 x***

Source: Public filings, Financial Modeling Prep. Data as of July 28, 2026.
Comps shown for illustrative positioning purposes; ConnectM operates at a different scale and stage than these companies. The information contained herein is for informational purposes only and believed to be reliable but has not been independently verified.

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ConnectM Key Takeaways Two focused platforms (AI-Powered Logistics and AI Infrastructure ) on one shared data engine. Clear path to profitability, Adjusted EBITDA improving on SG&A discipline and a simplified, U.S.-focused portfolio. Our data-rich platform paves the way for products and services in growing industries like robotics and drones. Powering the Physical Layer of the AI Economy 23

OTCQX: CNTM Powering the Physical Layer of the AI Economy Thank You July 2026